Certain portions of this exhibit have been omitted based upon a request for confidential treatment. The omitted portions have been filed separately with the Securities and Exchange Commission.



                                                              [WorldCom Logo]


                               AMENDMENT I TO THE
                            SERVICE AGREEMENT BETWEEN
                 WORLDCOM, INC. AND TELEHUB COMMUNICATIONS CORP.
                     (SERVICE AGREEMENT DATED MAY 01, 1997)

       This Amendment I to the above-referenced Agreement is made and entered into by and between WorldCom, Inc., ("WorldCom") and TELEHUB COMMUNICATIONS CORP., ("CUSTOMER"). The Parties agree as follows:

EFFECTIVE DATE: For the purposes of this Amendment, the effective date (the "EFFECTIVE DATE") of this Amendment will be the 1st day of the month following the month that this Amendment has been fully executed by both parties and Customer has received a satisfactory credit review and approval from WorldCom's Credit Department, and all security documentation, if any, required by WorldCom has been properly executed and delivered to WorldCom (collectively, the "CREDIT REVIEW").

THE AFOREMENTIONED PARTIES HEREBY AGREE TO REPLACE SECTION 1 OF THE AGREEMENT WITH THE FOLLOWING:

1. SERVICES: Interexchange telecommunications service (the "PRIVATE LINE SERVICE") and FRAME RELAY SERVICE (the "FRAME RELAY SERVICE") and ATM Service (the "WORLDCOM ATM SERVICE") shall be provided by WorldCom pursuant to the applicable tariffs of WorldCom Network Services, Inc., a wholly owned subsidiary of WorldCom, (the "TARIFFS"). The Tariffs provide terms and conditions of the Service which include, but are not limited to, taxes, credit approval procedures, Customer credits, termination liability, and limitations with respect to the assignment of the Service. The Tariffs may be modified from time to time by WorldCom in accordance with law and thereby affect the Service furnished to Customer. For purposes of this Agreement, Private Line Service Frame Relay Service and ATM Service shall be collectively referred to as the "SERVICE".

The ATM Service may include the following (i) equipment necessary to support the ATM Service including equipment located on Customer's premises and equipment located on WorldCom's premises, (ii) local access facilities, (iii) a Network Node (as described below) for each location requiring connectivity to the WorldCom network, and (iv) maintenance of the equipment and services provided by WorldCom. A "Network Node" includes a port connection, i.e., access to the WorldCom network, and the permanent virtual circuits assigned to said port. ATM Service configurations for each Network Node shall be described on WorldCom's Service Orders in effect when the Service is ordered. Charges for ATM Service shall be established by relevant Service Orders.

THE AFOREMENTIONED PARTIES HEREBY AGREE TO REPLACE SECTION 2 OF THE AGREEMENT WITH THE FOLLOWING:

2. TERMS AND CONDITIONS: For the convenience of the parties, Private Line, Frame Relay, and ATM Service will be provided by WorldCom subject to the rules and regulations set forth in the WorldCom Network Services, Inc., a wholly owned subsidiary of WorldCom, applicable tariffs (the "Tariffs"), in addition to the terms and conditions set forth hereto. The rules and regulations of the Tariffs provide terms and conditions which apply to Private Line, Frame Relay and ATM Service, which include, but are not limited to,

                                   Page 1 of 4
                                   AMENDMENT

Terms and conditions contained herein hill be offered for fifteen (15) days from
   September 8, 1997 Mail to: Sales Contract Admin., WorldCom, Inc., 515 East
                       Amite, Suite 400, Jackson, MS 39201
termination liability, taxes, credit approval procedures, Customer credits, and limitations with respect to the assignment of Private Line, Frame Relay and ATM Service. For purposes of this Agreement, any references to Service in the Tariffs shall be deemed to refer to Private Line, Frame Relay and ATM Service. The Tariffs may be modified from time to time by WorldCom in accordance with law and thereby affect the Private Line, Frame Relay and ATM Services furnished to Customer except that the terms and conditions contained in this, Agreement shall, supplement, or to the extent inconsistent, supersede the Tariffs rules and regulations and shall remain in effect throughout the Service Term Commitment selected by Customer.

The aforementioned parties hereby agree to add the following to Section 3 of the
Agreement:

3. REVENUE PLAN SERVICE TERM/COMMENCEMENT/COMMITMENT/MINIMUM MONTHLY COMMITMENT:
Commencing as of the Commitment Commencing Date set forth below and continuing through the Commitment Ending Date below, Customer agrees to maintain each month:
(i) the aggregate base rate charges for Domestic Private Line Service (before the application of discounts) and/or
(ii) the aggregate base rate charges for Domestic Frame Relay Services (before the application of discounts) and/or
(iii) the aggregate base rate charges for Domestic ATM Services (before the application of discounts)
(COLLECTIVELY THE "AGGREGATE BASE RATE CHARGES").

The aforementioned parties hereby agree to add the following to Section 5 of the
Agreement:

B.   WORLDCOM DOMESTIC PRIVATE LINE - DS-0 DISCOUNT SCHEDULE
     (BASED ON [*] TOTAL MINIMUM MONTHLY COMMITMENT)

     DS-0 DISCOUNT
     [*]

     Rates for domestic Private Line DS-0 Services shall be as described in the applicable Tariffs. No further discounts. Local access is additional and may not be discounted or waived.

C.   WORLDCOM DOMESTIC PRIVATE LINE FT-1 DISCOUNT SCHEDULE
     (BASED ON [*] TOTAL MINIMUM MONTHLY COMMITMENT)

     FT-1 DISCOUNT
     [*]

     Rates for domestic Private Line FT-1 Services shall be as described in the applicable Tariffs. No further discounts. Local access is additional and may not be discounted or waived.


     MULTI-CHANNEL DISCOUNTS
     # CHANNELS                    DISCOUNTS
     ----------                    ---------
        [*]                           [*]
        [*]                           [*]
        [*]                           [*]
        [*]                           [*]

                                   Page 2 of 4
                                    AMENDMENT

     Terms and conditions contained herein will be offered for fifteen (15) days from September 8, 1997 Mail to: Sales Contract Admin., WorldCom, Inc., 515 East Amite, Suite 400, Jackson, MS 39201

* Confidential material

No further discounts. Local access is additional and may not be discounted or waived.

D.  WORLDCOM DOMESTIC PRIVATE LINE - FT-3 DISCOUNT SCHEDULE
    (BASED ON [*] TOTAL MINIMUM MONTHLY COMMITMENT)

     FT-3 DISCOUNT
     [*]

     Rates for domestic Private line FT - 3 Services shall be as described in the applicable Tariffs.. No further discounts. Local access is additional and may not be discounted or waived.

E. WORLDCOM DOMESTlC PRIVATE LINE - DS-1 RATE AND DISCOUNT SCHEDULE (based on [*] Total Minimum Monthly Commitment)

     V & H MILES                        DS-1 RATE (VGE)
     -----------                        ---------------
        [*]                                   [*]
        [*]                                   [*]
        [*]                                   [*]

     There is a minimum amount of [*] required per each DS-3

     DS-1 DISCOUNT
     -------------
     [*]

     No further discounts. Local access is additional and may not be discounted or waived.

F. WORLDCOM DOMESTIC PRIVATE LINE - DS 3 RATE AND DISCOUNT SCHEDULE (based on [*] Total Minimum Monthly Commitment)

     V & H Miles               DS-3 Rate (VGE)
     ----------                ---------------
        [*]                          [*]
        [*]                          [*]
        [*]                          [*]
        [*]                          [*]

     There is a minimum amount of [*] required per each DS-3

     DS-1 DISCOUNT
     -------------
     [*]

     No further discounts. Local access is additional and may not be discounted or waived.

G.   WORLDCOM DOMESTIC FRAME RELAY - DISCOUNT SCHEDULE
     (based on [*] Total Minimum Monthly Commitment)

     FRAME RELAY DISCOUNT
     --------------------
     [*]


                                   Page 3 of 4
                                    AMENDMENT

     Terms and conditions contained herein will be offered for fifteen (15) days from September 8, 1997 Mail to: Sales Contract Admin., WorldCom, Inc., 515 East Amite, Suite 400, Jackson, MS 39201

* Confidential material

     Rates for domestic Frame Relay Services shall be as described in the applicable Tariffs. No further discounts. Local access is additional and may not be discounted or waived.

H.   WORLDCOM DOMESTIC OC-3c CIRCUIT-RATE SCHEDULE
     (based on [*] Total Minimum Monthly Commitment)


     CITY PAIRS            RATE*:
     ----------           ------
        [*]                 [*]
        [*]                 [*]
        [*]                 [*]


     *Rates above are available only for the first twelve months, beginning on the effective date of this Agreement. At the end of the twelfth (12) month of Service, WorldCom reserves the right to terminate pricing for OC-3c circuits, as described above, to extend the above listed rates or to provide Customer with new rates for OC-3c circuits. No further discounts may be applied. Local access is additional and may not be discounted or waived.

Those portions of the Agreement not modified or otherwise affected by this Amendment are fully Incorporated herein by reference. No other portion of the Agreement is, or is intended by the Parties to be, affected by this Amendment.

IN WITNESS WHEREOF, the Parties have signed this Amendment and the individuals signing below represent that they have the authority to sign for and on behalf of the respective parties.

ACCEPTED BY:                                    ACCEPTED BY:
WORLDCOM, INC.

BY: /s/ Frank M. Grillo                          BY: /s/ Mike McLaughlin
    -----------------------                          --------------------------
PRINT NAME: Frank M. Grillo                      NAME: Mike Mclaughlin
           ----------------                            ------------------------
TITLE: V.P. MARKETING                            TITLE: Chief Operating Officer
       --------------------                             -----------------------
DATE: 10/8/97                                    DATE:  10-2-97
      ---------------------                             -----------------------


                                   Page 4 of 4
                                    AMENDMENT

   Terms and conditions contained herein will be offered for fifteen (15) days from September 8, 1997 Mail to: Sales Contract Admin., WorldCom, Inc., 515
                    East Amite, Suite 400, Jackson, MS 39201



* Confidential material

                                                                 Append to
                                                                 EXHIBIT (10.28)

[WORLDCOM LOGO]


WORLDCOM AGREEMENT
FOR WORLDCOM ATM SERVICE


This Agreement for ATM Service is made this 23 day of October, 1996 by and between WORLDCOM, INC., a Georgia corporation ("WorldCom") and TELEHUB COMMUNICATIONS CORP., an Illinois corporation with its principal office at 1425 Tri-State Parkway #130, Gurnee, Illinois 60031, ("Customer") for service described below.

1.  ATM SERVICE: ATM Service may include the following: (i) equipment necessary
    ------------
to support the ATM Service including equipment located on Customer's premises and equipment located on WorldCom's premises, (ii) local access facilities,
(iii) a Network Node (as described below) for each location requiring connectivity to the WorldCom network, and (iv) maintenance of the equipment and services provided by WorldCom. A "Network Node" includes a port connection, i.e., access to the WorldCom network, and the permanent virtual circuits assigned to said port. ATM Service configurations for each Network Node shall be described on WorldCom's Service Orders in effect when the Service is ordered. Charges for ATM Service shall be established by relevant Service Orders.

2.  TERMS AND CONDITIONS: For the convenience of the parties, ATM Service will
    ---------------------
be provided by WorldCom subject to the rules and regulations set forth in the WorldCom Network Services, Inc., a wholly owned subsidiary of WorldCom, Frame Relay tariff (the "Tariff"), in addition to the terms and conditions set forth herein. The rules and regulations of the Tariff provide terms and conditions which apply to ATM Service, which include, but are not limited to, termination liability, taxes, credit approval procedures, Customer credits, and limitations with respect to the assignment of ATM Service. For purposes of this Agreement, any references to Service in the Tariff shall be deemed to refer to ATM
Service. The Tariff may be modified from time to time by WorldCom in accordance with law and thereby affect the ATM Service furnished to Customer except that the terms and conditions contained in this Agreement shall supplement, or to the extent inconsistent, supersede the Tariff's rules and regulations and shall remain in effect throughout the Service Term Commitment selected by Customer.

3.  COMMITMENT/TERM:
    ----------------
    Minimum Monthly Commitment:             $1,000,000.00
    (Based on Customer's monthly Qualifying Charges before the application of discounts.)

    Customer Commitment Period:             Five (5) Year(s)


    Commencement Date:                      05/01/97
                                            --    --
                                           (mo.) (yr.)


    Commitment Commencing Date:             03/01/98
                                            --    --
                                           (mo.) (yr.) (This date to be 10
                                                        months following the
                                                        Commencement Date above)


This agreement is valid if executed by Customer and returned to WorldCom within 45 days from 10/21/96. Mail to: Sales Contract Admin., WorldCom, Inc., 515 East Amite, Suite 400, Jackson, MS 39201

Commitment Ending Date:            02   /31**/ 2003
                                   --   ------ ----
                                  (mo.)        (yr.) (This date to be 60 months
                                                     following the Commitment
                                                     Commencement Date above)
**       If the Commitment Ending Date is in a month with less than 31 days, the
Ending Date is on the last day of such month.

4.       LETTER OF AGENCY ("LOA"): The undersigned (duly authorized
         -------------------------
representative of Customer) hereby authorizes WorldCom to act on Customer's behalf with the Local Exchange Companies ("LECs"), and others, for the purpose of provisioning local access for ATM Service, when requested by Customer on a Service Order relevant to ATM Service. This LOA supersedes all previous LOAs regarding same and shall remain in effect until canceled by Customer in writing.

5.       PRICING: Rates and discounts for ATM Service shall be as set forth
         --------
below.

         WORLDCOM ATM RATES AND DISCOUNTS (Domestic U.S. Only)

         Non-Recurring Installation Charges

         DS-1                       $500
         DS-3                       $2,000
         OC3                        $5,000
         PVC Change                 $50

         Ancillary Charges
         Expedite Charge/Port       $100
         Cancellation Chg/Port
                       Pre-Eng      $100
                      Post-Eng      $600
         Date Chg/Port              $100
         Non-Adm Order Chg/Port
                       Pre-Eng      $100
                      Post-Eng      $500
         Adm Order Chg/Port         No Charge

         Monthly Recurring Charges

         Port                     Connection Charge (per Mbps)
         DS-1       $2,500        VBR (SCR)        $500
         DS-3       $5,500        CBR (PCR)        $850
         OC3        $14,025       ABR (MCR)        $500
                                  ABR (PCR)*       $400

                                  *Applies to amount of PCR over 150% of MCR

WORLDCOM ATM DISCOUNTS (U.S. Domestic Only)
----------------------
(based on Five (5)-Years, $1,000,000.00/Total Minimum Monthly Commitment)

Monthly Volume                                     Discount
--------------                                     --------
$1,000,000.00                                      43%



     This agreement is valid if executed by Customer and returned to WorldCom within 45 days from 10/21/96.
          Mail to: Sales Contract Admin., WorldCom, Inc., 515 East Amite, Suite
                   400, Jackson, MS 39201

6.   TECHNOLOGY CHANGE: In the event Customer's business requirements change,
     -----------------
requiring Customer to replace ATM Service provided hereunder ("Original Service") with new technology (hereinafter "Replacement Service"), Customer shall provide WorldCom with written notice of its intent to replace Original Service with Replacement Service from WorldCom. Provided Customer is not in default of its obligations under this Agreement, Customer may cancel and upgrade Original Service to Replacement Service without being subject to any cancellation charge relevant to the Original Service under the following conditions:

     A. Customer provides WorldCom with a minimum forty-five (45) days notice prior to the effective date of cancellation of the Original Service and concurrently therewith submits a Service Order for Replacement Service having a Requested Service Date therefor concurrent with the effective date of such cancellation.

     B.   The Replacement Service is available and uncommitted.

     C. The cities served by the Original Service continue to be served by the Replacement Service and when applicable, a reconfiguration of the Original Service which is available, i.e., cities served prior to the upgrade continue to be served by the Replacement Service following the upgrade.

     D. Customer will be liable for costs, if any, reasonably incurred by WorldCom from third parties (e.g., Local Access providers or interconnecting carriers) as a result of such cancellation, provided WorldCom notifies Customer of such costs within a reasonable time following receipt of Customer's Service Order to effect a cancellation and obtain Replacement Service.

IN WITNESS WHEREOF, the parties have signed this Agreement for ATM Service and the Individual's signing below warrant and represent that they have the full legal and regulatory authority to enter into this Agreement for and on behalf of the respective parties.



WORLDCOM, INC.

/s/          Frank Grillo
-----------------------------------------------
        (Authorized Signature)

          FRANK M. GRILLO
-----------------------------------------------
            (Print Name)

           March 7, 1997
-----------------------------------------------
          (Date Received)




TELEHUB COMMUNICATIONS CORP.

/s/      Michael G. McLaughlin
-----------------------------------------------
        (Authorized Signature)

MICHAEL G. McLAUGHLIN, CHIEF OPERATING OFFICER
-----------------------------------------------
            (Print Name)

         October 23, 1996
-----------------------------------------------
          (Date Signed)



This agreement is valid if executed by Customer and returned to WorldCom within
                             48 days from 10/21/96.

   Mail to: Sales Contract Admin., WorldCom, Inc., 515 East Amite, Suite 400,
                               Jackson, MS 39201